UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2024
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 408 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, Synaptics Incorporated (the “Company,” “we” or “us”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on October 29, 2024. At the Annual Meeting, our stockholders approved an amendment and restatement of our Amended and Restated 2019 Equity and Incentive Compensation Plan that provides for an increase of 1,400,000 shares of our common stock authorized for issuance thereunder (as amended and restated, the “2019 Plan”). Our named executive officers are eligible to participate in the 2019 Plan. Our Board of Directors approved the 2019 Plan on July 30, 2024, subject to stockholder approval at the Annual Meeting. A summary of the material terms of the 2019 Plan is set forth under the caption “Proposal Three: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 12, 2024. That summary and the above description of the 2019 Plan do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On October 29, 2024, we held our Annual Meeting. On the record date of August 30, 2024, there were 39,920,816 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the beginning of the Annual Meeting, in person or by proxy, was 37,555,065 or approximately 94.07% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 1 directors, each to serve until our Annual Meeting of Stockholders in 2025 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Jeffrey D. Buchanan	31,060,293	2,625,601	28,936	3,840,235

Keith B. Geeslin	30,930,268	2,756,507	28,055	3,840,235

James L. Whims	30,473,672	3,212,591	28,567	3,840,235

Proposal Two: Ratification of the Appointment of Independent Auditor. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 28, 2025.

For	Against	Abstain	Broker Non-Votes
36,361,658	1,137,500	55,907	—

Proposal Three: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
27,087,204	6,517,117	110,509	3,840,235

Proposal Four: Advisory Approval of the Compensation of our Named Executive Officers. Our stockholders adopted a non-binding, advisory resolution approving the compensation of our named executive officers for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
32,303,734	1,363,816	47,280	3,840,235

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
10.1	Synaptics Incorporated Amended and Restated 2019 Equity and Incentive Compensation Plan, effective October 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	October 31, 2024	By:	/s/ Lisa Bodensteiner
Lisa Bodensteiner Senior Vice President, Chief Legal Officer and Secretary